SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by Registrant [ X ]
Filed by a Party other than the Registrant [    ]
Check the appropriate box:
[ X ]	Preliminary Proxy Statement
[    ]	Confidential, for Use of the Commission Only (as
permitted by Rule 14a-6(e)(2))
[    ]	Definitive Proxy Statement
[    ]	Definitive Additional Materials
[    ]	Soliciting Material Pursuant to Sec. 240.14a-11(c) or
Sec. 240.14a-12

  . . . . . . . . . . . . . . . . . . . . . . .  The Gabelli
Global Multimedia Trust Inc.  . . . . . . . . . . . . .  . . . . .
 . . . . . .
(Name of Registrant as Specified In Its Charter)

 . . . . . . . . . . . . . . . . . . .   . . . . . . . . . . . . .
 . . . . . .
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[    ]	$125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-
6(i)(1), or 14a-6(j)(2) or Item 22(a)(2) of Schedule 14A.
[    ]	$500 per each party to the controversy pursuant to
Exchange Act Rule 14a-6(i)(3).
[    ]	Fee computed on table below per Exchange Act Rules
14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction
applies:

	 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 . . . . . . . . . . . . . . . . . . . . . . . . . . .

2)	Aggregate number of securities to which transaction applies:

	 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 . . . . . . . . . . . . . . . . . . . . . . . . . . .

3)	Per unit price or other underlying value of transaction
computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):

	 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 . . . . . . . . . . . . . . . . . . . . . . . . . . .

4)	Proposed maximum aggregate value of transaction:

		    . . . . . . . . . . . . . . . . . . . . . . . . .
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

	5)	Total fee paid:

		   . . . . . . . . . . . . . . . . . . . . . . . . . .
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

[   ]	Fee paid previously with preliminary materials.
[   ]	Check box if any part of the fee is offset as provided by
Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

	 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 . . . . . . . . . . .

2)	Form, Schedule or Registration Statement No.:

	 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 . . . . . . . . . . .

3)	Filing Party:

	 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 . . . . . . . . . . .

4)	Date Filed:

	 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 . . . . . . . . . . .


[x]	PLEASE MARK VOTES AS IN THIS EXAMPLE

					For	With-	For All
						hold	Except
1.)	To elect three Directors of the	[     ]	[     ]
[     ]
	Equity Trust.

	James P. Conn, Anthony R. Pustorino, Karl Otto Pohl

If you do not wish your shares voted "FOR" a particular nominee, mark the "For All Except" box and strike through the nominee(s) name. You shares will be voted for the remaining nominee(s).

					For	Against		Abstain

2.	To ratify the selection of Price
	Waterhouse LLP as the
	independent accountants of the	[     ]	[     ]
	[     ]
	Equity Trust for the year
	ending December 31, 1997.

3.	To approve the revision of
	certain fundamental investment
	restrictions as follows:

					For	Against		Abstain

a)	to amend the restriction		[     ]	[     ]
	[     ]
	regarding senior securities

					For	Against		Abstain

b)	to amend the restriction		[     ]	[     ]
	[      ]
	regarding senior borrowing

4.)	To consider and vote upon
	such other matters as may
	come before said Meeting or
	any adjournment thereof.

RECORD DATE SHARES:



Please be sure to sign and date this Proxy.	Date	Mark box at
right if comments or address changes have been noted on the
reverse side 	of this card.                [   ]



Shareholder sign here	Co-owner sign here.


DETACH CARD	DETACH CARD





The Gabelli Global Multimedia Trust Inc.
One Corporate Center
Rye, New York 10580-1434
(914) 921-5070
_____________
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held on May 12, 1997
_____________


To the Shareholders of
THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

	Notice is hereby given that the Annual Meeting of Shareholders of The Gabelli
Global
Multimedia Trust Inc. (the "Trust") will be held at the Cole Auditorium,
 Greenwich Public
Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830, on Monday, May
12, 1997,
at 11:00 a.m., for the following purposes:

1.	To elect three Directors of the Trust (PROPOSAL 1);

2.	To ratify the selection of Price Waterhouse LLP as the independent accountants of the
Trust for the year ending December 31, 1997 (PROPOSAL 2);

3.	To approve the revision of certain fundamental investment restrictions as follows:
	a)	to amend the restriction regarding senior securities
		(PROPOSAL 3(a));
	b)	to amend the restriction regarding borrowing (PROPOSAL 3(b)); and

4.	To consider and vote upon such other matters as may come before said meeting or any
adjournment thereof.

	These items are discussed in greater detail in the attached Proxy Statement.

	The close of business on March 3, 1997 has been fixed as the record date for the
determination of shareholders entitled to notice of and to vote at the meetin
g and any
adjournments thereof.

	YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE TRUST. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND
RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE WHICH NEEDS NO POSTAGE
IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.

By Order of the Directors

/s/James E. McKee
JAMES E. MCKEE
Secretary

March 31, 1997


INSTRUCTIONS FOR SIGNING PROXY CARDS


	The following general rules for signing proxy cards may be of assistance to you and
avoid the time and expense to the Trust involved in validating your vote if you fail to sign your
proxy card properly.

1.	Individual Accounts:  Sign your name exactly as it appears in the registration on the
proxy card.

2.	Joint Accounts:  Either party may sign, but the name of the party signing should
conform exactly to a name shown in the registration.

3.	All Other Accounts:  The capacity of the individuals signing the proxy card should be
indicated unless it is reflected in the form of registration.  For example:


Registration	Valid Signature

Corporate Accounts
(1)	ABC Corp		ABC Corp.
(2)	ABC Corp		John Doe,
			Treasurer
(3)	ABC Corp.
		c/o John Doe, Treasurer		John Doe
(4)	ABC Corp., Profit Sharing Plan		John Doe, Trustee

Trust Accounts
(1)	ABC Trust		Jane B. Doe,
		Trustee
(2)	Jane B. Doe, Trustee
		u/t/d 12/28/78		Jane Doe

Custodian or Estate Accounts
(1)	John B. Smith, Cust.
		f/b/o John B. Smith, Jr. UGMA		John B. Smith
(2)	John B. Smith		John B. Smith, Jr.,
		Executor



THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
ANNUAL MEETING OF SHAREHOLDERS
May 12, 1997
__________
PROXY STATEMENT


	This Proxy Statement is furnished in connection with the solicitation of proxies by the
Directors of The Gabelli Global Multimedia Trust Inc. (the "Trust") for use at
 the Annual
Meeting of Shareholders of the Trust to be held on May 12, 1997, at 11:00 a.m., at the Cole
Auditorium, Greenwich Public Library, 101 West Putnam Avenue, Greenwich, Connecticut, and at any adjournments thereof (the "Meeting"). A Notice of Meeting of
 Shareholders and a proxy
card accompany this Proxy Statement.

	In addition to the solicitation of Proxies by mail, officers of the Trust and officers and
regular employees of Boston EquiServe, the Trust's transfer agent, affiliates of Boston EquiServe
or other representatives of the Trust also may solicit proxies by telephone, telegraph or in person.
In addition, the Trust has retained Georgeson and Company Inc. to assist in the solicitation of
Proxies for a fee estimated at $6,000 plus reimbursement of expenses.  The costs of solicitation
and the expenses incurred in connection with preparing the Proxy Statement and its enclosures
will be paid by the Trust.  The Trust will reimburse brokerage firms and others for their expenses
in forwarding solicitation materials to the beneficial owners of shares.
 The Trust's most recent
annual report is available upon request, without charge, by writing the Trust at One Corporate
Center, Rye, New York, 10580-1434 or calling the Trust at  (800) 422-3554.

	If the enclosed Proxy is properly executed and returned in time to be voted at the
Meeting, the shares represented thereby will be voted in accordance with the instructions marked
thereon.  Unless instructions to the contrary are marked thereon, the Proxy will be voted FOR the
election of the nominees as Directors, FOR the other matters listed in the accompanying Notice
of Annual Meeting of Shareholders and FOR any other matters deemed appropriate.  Any
shareholder who has given a Proxy has the right to revoke it at any time prior to its exercise
either by attending the Meeting and voting his or her shares in person or by submitting a letter of
revocation or a later-dated Proxy to the Trust at the above address prior to the date of the
Meeting.

	In the event a quorum is present at the Meeting but sufficient votes to approve any of the proposed items are not received, the persons named as proxies may propose one or more
adjournments of such Meeting to permit further solicitation of proxies.
 A shareholder vote may
be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if
sufficient votes have been received and it is otherwise appropriate.  Any such adjournment will
require the affirmative vote of a majority of those shares present at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR
or AGAINST any such proposal in their discretion.

	The close of business on March 3, 1997 has been fixed as the record date for the
determination of shareholders entitled to notice of and to vote at the
Meeting and all
adjournments thereof.

	Each shareholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. On the record date there were 11,241,548 shares of the
Trust outstanding.

	To the knowledge of the management of the Trust, no person owns of record or beneficially 5% or more of the shares of the Trust except that, as of March 3,
 1997, 9,286,244
shares were held of record by Cede & Co., a nominee partnership of The
Depository Trust
Company.  Of such shares, 1,853,866 shares, representing 16.5% of the outstanding shares of the
Trust, are held by The Depository Trust Company as nominee for Smith Barne
y Inc.,
representing approximately 10,179 discretionary and non-discretionary accounts.

	This Proxy Statement is first being mailed to shareholders on or about March 31, 1997.


PROPOSAL 1:  TO ELECT THREE DIRECTORS OF THE TRUST

	At the Meeting, the following three of the eight Directors of the Trust are to be elected
to hold office for a period of three years and until their successors are elected and qualified.  The
Board of Directors is divided into three classes.  Each year the term of office of one class will
expire.  Unless authority is withheld, it is the intention of the persons named in the proxy to vote
the proxy FOR the election of the nominees named below.  Each nominee has indicated that he
will serve if elected, but if any nominee should be unable to serve, the proxy will be voted for any
other person determined by the persons named in the proxy in accordance with their judgment.
Each of the Directors of the Trust has served in that capacity since the
 April 6, 1994
organizational meeting of the Trust.

			Number and Percentage of			Shares of Capital
Stock
		Position with the Trust,	Beneficially Owned**
		Business Experience During	Directly or Indirectly on
Name and Business Address	Past Five Years and Age	March 3,
1997

James P. Conn	Director of the Trust.  Managing Director
	10,352***
One Corporate Center	of Financial Security Assurance since
1992;
Rye, NY  10580-1434	President and Chief Executive Officer of
	Bay Meadows Operating Company from
	1988 through 1992. Mr. Conn is 59 years old. (1)(2)(10)(14)

Anthony R. Pustorino	Director of the Trust.  Certified Public
	1,101***
One Corporate Center	Accountant.  Professor of Accounting,
Rye, NY  10580-1434	Pace University, since 1965.  Mr.
Pustorino
	is 71 years old.  (1)(2)(3)(4)(5)(7)(10)(11)(13)

*Karl Otto Pohl	Director of the Trust.  Partner of Sal Oppenheim
One Corporate Center	Jr. & Cie (private investment bank);
Currently
Rye, NY  10580-1434	Board Member of IBM World Trade Europe/
	Middle East/Africa Corp.; Bertelsmann AG;
	Zurich Versicherungs-Gesellschaft (insurance);	0
	the International Advisory Board for JP Morgan
	& Co.; Supervisory Board Member of Royal
	Dutch (petroleum company) ROBECo/o
	Group; Advisory Director of Unilever N.V.
	and Unilever Deutschland.  Mr. Pohl is 67
	years old.  (1)(2)(3)(4)(5)(6)(7)(8)(9)(10)(11)(12)





	The following Directors of the Trust will continue to serve in such capacity until their
terms of office expire and their successors are elected and qualified.

			Number and Percentage of			Shares of Capital
Stock
		Position with the Trust,	Beneficially Owned**
		Business Experience During Past 	Directly or Indirectly on
Name and Business Address	Five Years, Age and Date Term
Expires	March 3, 1997

*Mario J. Gabelli, CFA	Chairman of the Board and President of the	168,119
One Corporate Center	Trust; Chairman of the Board, Chief	(1.50%)
Rye, NY  10580-1434	Executive Officer and Chief Investment
	Officer of Gabelli Funds, Inc.; Chief
	Investment Officer of GAMCO Investors,
	Inc., Chairman of the Board and Chief
	Executive Officer of Lynch Corporation;
	Director of Morgan Group, Inc. and
	Spinnaker Industries, Inc. Mr. Gabelli
	is 54 years old.  (1998) (1)(2)(3)(4)(5)
	(6)(7)(8)(9)(10)(11)(12)

Dr. Thomas E. Bratter	Director of the Trust.  Director, President	1,182***
One Corporate Center	and Founder, The John Dewey
Rye, NY  10580-1434	Academy (residential college preparatory
	therapeutic high school).  Dr. Bratter is 56
	years old.  (1998) (10)

Felix J. Christiana	Director of the Trust.  Retired; formerly	3,030***
One Corporate Center	Senior Vice President of Dollar Dry
Rye, NY  10580-1434	Dock Savings Bank.  Mr. Christiana is
	71 years old.  (1998) (1)(2)(3)(4)(5)(8)(10)(13)

Bill Callaghan	Director of the Trust. President of Bill Callaghan	1,478***
One Corporate Center	Associates, Ltd., an executive search company.
Rye, NY  10580-1434	Mr. Callaghan is 53 years old.  (1999) (3)(10)

Salvatore J. Zizza	Director of the Trust. President and Chief	5,666***
One Corporate Center	Executive Officer of The Lehigh Group, Inc.
Rye, NY  10580-1434	(an electrical supply wholesaler) and President
	of Binnings Building Products.  Mr. Zizza is
	51 years old.  (1999) (1)(2)(4)(10)

Directors and Officers		191,473
as a Group		(1.70%)


*	"Interested person" of the Trust, as defined in the Investment Company Act of
1940, as
amended (the "1940 Act").  Mr. Gabelli is an "interested person" as a result of his employment as
an officer of the Trust and its adviser.  Mr. Gabelli is a registered representative of an affiliated
broker-dealer.  Mr. Pohl receives fees from Gabelli Funds, Inc. but has no obligation to provide
any services to it.  Although this relationship does not appear to require designation of Mr. Pohl
as an "interested person," the Trust has made such designation in order to avoid the possibility
that Mr. Pohl's independence would be questioned.

**	For this purpose "beneficial ownership" is defined under Section 13(d) of the Securities
Exchange Act of 1934, as amended (the "Exchange Act").  The information as to beneficial
ownership is based upon information furnished to the Trust by the Directors.

***		Less than 1%.


(1)	Trustee of The Gabelli Asset Fund.	(8)	Director of Gabelli Global
			Series Funds, Inc.
(2)	Trustee of The Gabelli Growth Fund.	(9)	Director of Gabelli Gold Fund, Inc.
(3)	Director of The Gabelli Value Fund Inc.	(10)	Director of Gabelli Equity
 Trust
Inc.
(4)	Director of The Gabelli Convertible Securities Fund, Inc.	(11)	Director of
Gabelli Capital
			Series Funds, Inc.
(5)	Director of Gabelli Equity Series Funds, Inc.	(12)	Director of Gabelli
International
			Growth Fund, Inc.
(6)	Trustee of The Gabelli Money Market Funds.	(13)	Trustee of The Treasurer's
Fund, Inc.
(7)	Director of Gabelli Investor Funds, Inc.	(14)	Trustee of the Westwood Funds


	The Trust pays each Director not affiliated with Gabelli Funds, Inc. (the "Investment
Adviser") or its affiliates, a fee of $3,000 per year plus $500 per meeting attended, together with the Director's actual out-of-pocket expenses relating to attendance at meetings.  The aggregate
remuneration paid by the Trust to such Directors during the fiscal year ended December 31,
1996, amounted to $37,354.

	During the year ended December 31, 1996, the Directors of the Trust met five times, one
of which was a special meeting of Directors.  Each Director then serving in such capacity
attended at least 75% of the meetings of Directors and of any Committee of which he is a
member.  Felix J. Christiana and Anthony R. Pustorino serve on the Trust's
 Audit Committee and
these Directors are not "interested persons" of the Trust as defined in the
1940 Act.  The Audit
Committee is responsible for recommending the selection of the Trust's independent accountants
and reviewing all audit as well as non-audit accounting services performed for the Trust.  During
the fiscal year ended December 31, 1996, the Audit Committee met twice.

	The Directors serving on the Trust's Nominating Committee are Felix J
 . Christiana
(Chairman) and Salvatore J. Zizza, and these Directors are not "interested persons" of the Trust as defined in the 1940 Act. The Nominating Committee is responsible fo r recommending qualified candidates to the Board in the event that a position is vacated or created.  The
Nominating Committee will consider recommendations by shareholders if a vacancy were to
exist. Such recommendations should be forwarded to the Secretary of the Trust. The
Nominating Committee did not meet during the fiscal year ended December 31,
 1996.  The Trust
does not have a standing compensation committee.

	Bruce N. Alpert, Vice President and Treasurer of the Trust, James E. McKee,
Secretary
of the Trust, and Douglas Neviera, Assistant Vice President of the Trust, are
 the only executive
officers of the Trust not included in the listing of Directors above.  Mr.
 Alpert is 45 years old and
has served as an officer of the Trust since its inception.  He currently serves as Vice President
and Chief Operating Officer of the Investment Advisory Division of the
Investment Adviser and
as an officer for each mutual fund managed by the Investment Adviser and Teton
Advisers LLC.
Mr. McKee is 33 years old and has served as Secretary of the Trust since
August 16, 1995.  He
has served as Vice President and General Counsel of GAMCO Investors, Inc. since
 1993 and of
Gabelli Funds, Inc. since August 1995.  Mr. McKee also serves as Secretary for each mutual fund
managed by the Investment Adviser and Teton Advisers LLC.  From 1992 throug
h 1993 Mr.
McKee served as Branch Chief with the U.S. Securities and Exchange Commission in New York.
From 1989 through 1992 he served as a staff attorney with the Securities and
 Exchange
Commission in New York.  Mr. Neviera is 27 years old and has served as a client services
representative for Gabelli & Company, Inc. from May 1995 until he became
 Assistant Vice
President of the Trust on November 15, 1995.  Prior to 1995, Mr. Neviera was a
 senior analyst at
Putnam Investments and was also a masters student at Boston College.  The business address of
each of these officers is One Corporate Center, Rye, New York 10580-1434.

	The following table sets forth certain information regarding the compensation of the
Trust's directors and officers.  With the exception of Mr. Neviera, officers of the Trust who are
employed by the Investment Adviser receive no compensation or expense reimbursement from
the Trust.  Mr. Neviera, who is the only officer who receives compensation from the Trust, did
not receive more than $60,000 from the Trust.

Compensation Table
Fiscal Year Ended December 31, 1996


			Total Compensation from the
		Aggregate Compensation 	Trust and Fund Complex
Name of Person and Position	from the Trust 	Paid to Directors
and Officer*

Mario J. Gabelli	$       0	$         0	(13)
Chairman of the Board

Dr. Thomas E. Bratter	$5,000	$20,500	(2)
Director

Bill Callaghan	$5,000	$34,500	(3)
Director

Felix J. Christiana	$5,000	$74,000	(9)
Director

James P. Conn	$5,000	$36,500	(5)
Director

Karl Otto Pohl	$5,000	$77,750	(13)
Director

Anthony R. Pustorino	$5,000	$84,500	(10)
Director

Salvatore J. Zizza	$5,000	$42,500	(5)
Director


_______________
*	Represents the total compensation paid to such persons during the calendar year ended
December 31, 1996 by investment companies (including the Trust) from which suc h person receives compensation that are considered part of the same fund complex as the Trust because they have common or affiliated investment advisers. The number in parenthesis represents the
number of such investment companies.


Required Vote

	In the election of Directors of the Trust, those candidates receiving the highest number of votes cast at the Meeting if a quorum is present shall be elected to the three positions.

	THE BOARD OF DIRECTORS, INCLUDING THE NON-INTERESTED
DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE
PROPOSAL TO ELECT THREE DIRECTORS OF THE TRUST.

PROPOSAL 2: TO RATIFY THE SELECTION OF PRICE WATERHOUSE LLP AS THE INDEPENDENT ACCOUNTANTS OF THE TRUST FOR THE YEAR ENDING
DECEMBER 31, 1997

	Upon recommendation by the Audit Committee, Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York, 10036, has been selected by the vote of a majority of those
Directors who are not "interested persons" of the Trust to serve as independent accountants for
the Trust's fiscal year ending December 31, 1997.  Price Waterhouse LLP has advised the Trust
that it is independent with respect to the Trust in accordance with the applicable requirements of the American Institute of Certified Public Accountants and the Securities and Exchange
Commission (the "Commission").

	Representatives of Price Waterhouse LLP are expected to be present at the Meeting to answer appropriate questions and will be given the opportunity to make a statement if they so
desire.

Required Vote

	Ratification of the selection of Price Waterhouse LLP as independent accountants requires the affirmative vote of a majority of the votes cast by holders of shares of the Trust
represented at the Meeting if a quorum is present.

	THE BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED"
DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE
PROPOSAL TO RATIFY THE SELECTION OF PRICE WATERHOUSE LLP AS THE
INDEPENDENT ACCOUNTANTS OF THE TRUST FOR THE YEAR ENDING DECEMBER
31, 1997.

PROPOSAL 3:  AMENDMENTS TO THE TRUST'S FUNDAMENTAL
 INVESTMENT RESTRICTIONS

General

	The Trust has adopted investment restrictions that govern its operations generally.
Investment restrictions that are deemed fundamental may not be changed without a vote of the
outstanding shares of the Trust.

	Recently, the U.S. Congress enacted legislation affecting the regulatory framework governing the mutual fund industry and prompting a review of the Trust's existing fundamental
investment restrictions and a proposal for certain amendments. Shareholders should note that certain of the proposed fundamental investment restrictions are stated in terms of "to the extent
permitted by applicable law."  Applicable law can change from time to time and may become
more or less restrictive as a result.  The restrictions have been drafted in this manner so that
future changes in the law would not require the Trust to seek shareholder approval to amend a
restriction to conform it to applicable law then in effect.

	The proposed changes to the investment restrictions are designed to provide the Trust
with greater investment flexibility, to promote operational efficiencies and facilitate monitoring
of compliance and to provide greater opportunities to enhance performance for the common
shareholders of the Trust.  Shareholders are asked to consider the following proposals for
changes to the Trust's policies, each of which requires a separate vote.

	The proposed changes to the investment restrictions are not expected to affect materially
the current investment techniques employed by the Trust.

a)	Amend the Trust's Investment Restriction Regarding the Issuance of Senior
 Securities

	The Trust currently is prohibited from issuing senior securities but is allowed to mortgage or pledge securities in connection with permissible borrowings. The current restriction reads as follows: "The Fund may not issue senior securities, as defined in th e 1940 Act, or mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities it owns or holds except as may be necessary in connection with borrowings mentioned .
 . . above, and then such mortgaging, pledging or hypothecating may not exceed 10% of the total assets of the Fund taken at the lesser of cost or market value and except that collateral
arrangements with respect to the writing of options or any other hedging activity shall not be deemed a pledge of assets or the issuance of a senior security." The proposed restriction instead
substitutes a limitation on the issuance of senior securities based upon applicable law, as follows:
"The Fund may not issue senior securities, except to the extent permitted by applicable law."
The purpose of the proposed amendment is to ensure that the Trust's policy concerning senior securities affords it the maximum ability to adapt to economic, market and regulatory conditions as they arise.

	Although the definition of "senior security" involves complex statutory and regulatory
concepts, a senior security is considered generally to be an obligation of the
Trust that has a
claim to the assets or earnings of the Trust that takes priority over the claims of shareholders of
the Trust. The 1940 Act generally prohibits closed-end investment companies such as the Trust
from issuing senior securities unless certain asset coverage tests and other restrictions are
satisfied.

	The proposed amendment would enable the Trust to issue debt securities or preferred stock whose holders would have priority over holders of the Trusts common shares as to
distribution of assets or payment of dividends or interest. A leveraged capital structure creates certain special risks and benefits not associated with unleveraged funds having similar
investment objectives and policies. If the Trust were to issue preferred stock or debt and incur an obligation to pay dividends or interest, any investment income or gains earned from the capital contributed by the purchase of the senior securities which is in excess of the interest or dividends
due thereon will cause the net asset value of the Trust's shares to increase to a greater extent than
would otherwise be the case.  Conversely, if the investment performance of the capital
contributed by the purchasers of the senior securities fails to cover the interest or dividends on such capital, the net asset value of the Trust would decrease to a greater extent than would
otherwise be the case, and dividends on the shares from earnings may be reduced or eliminated.
A leveraged capital structure may be implemented only if the Board of Directors of the Trust
determines in light of all relevant circumstances that to do so would be in the best interests of the
Trust and its shareholders.

b)	Amend the Trust's Investment Restriction Regarding Borrowing

	Under the 1940 Act, the Trust is required to state its policy relating to borrowing. The
Trust's current fundamental policy states that it may not "borrow money, except that the Fund
may borrow from banks and other financial institutions on an unsecured basis, in an amount not
exceeding 10% of its total assets, to finance the repurchase of its shares.
 The Fund also may
borrow money on a secured basis from banks as a temporary measure for extraordinary or
emergency purposes.  Temporary borrowings may not exceed 5% of the value of the total assets
of the Fund at the time the loan is made.  The Fund may pledge up to 10% of the lesser of the
cost or value of its total assets to secure temporary borrowings.  The Fund will not borrow for
investment purposes.  Immediately after any borrowing, the Fund will maintain asset coverage of
not less than 300% with respect to all borrowings.  While the borrowing of the
 Fund exceeds 5%
of its respective total assets, the Fund will make no further purchases of securities, although this
limitation will not apply to repurchase transactions as described above."  The proposed
investment restriction would read as follows:  "The Fund may not borrow money, except to the
extent permitted by applicable law."

	The purpose of the proposed amendment is to ensure that the Trusts policy concerning borrowing affords it the maximum ability to adapt to economic, market and regulatory conditions as they arise. The 1940 Act limits the ability of the Trust to engage in borrowing to protect
shareholders.  Generally, under the 1940 Act limitations, the Trust may borrow only from banks
and then must set aside high quality liquid assets in an amount equal to
 300% of the borrowed
amount. In addition, the 1940 Act would permit the Trust to obtain a temporary loan in an amount not to exceed 5% of its total assets at the time of borrowing.

	Although the proposed investment restriction would in effect raise the limitation on borrowing to a maximum of 33 1/3% of the Trusts assets, the Trust currently does not plan to change any of its borrowing limitations.

Required Vote

	The proposed changes to the Trusts fundamental investment restrictions as set forth in
proposals 3(a) and (b) require a separate vote on each restriction.  Approval of each restriction
requires the affirmative vote of a majority of the outstanding voting securities of the Trust which,
as defined in the 1940 Act, means the lesser of (a) 67% of the shares present at a meeting of its
shareholders if a quorum is present or (b) more than 50% of the outstanding shares of the Trust.

	THE BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED"
DIRECTORS, RECOMMENDS A VOTE "FOR" EACH OF THE PROPOSALS TO AMEND
CERTAIN OF THE TRUSTS FUNDAMENTAL INVESTMENT RESTRICTIONS.

The Investment Adviser and Administrator

	Gabelli Funds, Inc. acts as investment adviser and administrator to the Trust.
  The
business address for Gabelli Funds, Inc. is One Corporate Center, Rye, New York
 10580-1434.

Administrator to the Trust.  The
business address for Gabelli Funds, Inc. is One Corporate Center, Rye, New York
 10580-1434.

Compliance with the Securities Exchange Act of 1934

	Section 16(a) of the Exchange Act and Section 30(f) of the 1940 Act and the
 rules
thereunder require the Trust's officers and directors, officers and directors of the investment
adviser, affiliated persons of the investment adviser, and persons who own more than ten percent
of a registered class of the Trust's securities, to file reports of ownership and changes in
ownership with the Commission and the New York Stock Exchange and to furnish the
 Trust with
copies of all Section 16(a) forms they file.  Based solely on its review of the copies of such forms
received by it, the Trust believes that during 1996, such persons complied with all such
applicable filing requirements.


Broker Non-Votes and Abstentions

	If a proxy which is properly executed and returned accompanied by instructions to
withhold authority to vote represents a broker "non-vote" (that is, a proxy from a broker or
nominee indicating that such person has not received instructions from the beneficial owner or
other person entitled to vote shares on a particular matter with respect to which the broker or
nominee does not have discretionary power), is unmarked or marked with an abstention
(collectively, "abstentions"), the shares represented thereby will be considered to be present at the
Meeting for purposes of determining the existence of a quorum for the transaction of business.
Under Maryland law, abstentions do not constitute a vote "for" or "against"
a matter and will be
disregarded in determining the "votes cast" on an issue.  The election of
Directors (Proposal 1)
requires that the three candidates who receive the highest number of votes cast at the meeting are
elected; therefore, abstentions will be disregarded.  The ratification of
Price Waterhouse LLP as
independent accountants of the Trust (Proposal 2) requires the affirmative vote of a majority of
the votes cast at the Meeting; therefore, abstentions will be disregarded.
 The consideration of the
amendment or elimination of certain fundamental investment restrictions
 (Proposals 3(a) and (b)
requires approval of a 1940 Act majority; therefore, abstentions and broker non-votes have the
effect of a negative vote on the proposal.

	Shareholders of the Trust will be informed of the voting results of the Meeting in the
Trust's Semi-Annual Report dated June 30, 1997.

OTHER MATTERS TO COME BEFORE THE MEETING

	The Directors do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought
before the Meeting, the persons named in the accompanying form of proxy will vote thereon in
accordance with their judgment.

SHAREHOLDER PROPOSALS

	All proposals by shareholders of the Trust, which are intended to be presented at the
Trust's next Annual Meeting of Shareholders to be held in 1998, must be received by the Trust
for consideration for inclusion in the Trust's proxy statement and proxy relating to that meeting
no later than December 1, 1997.


IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO
COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.



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